May 24, 2022

The Government Street Funds

The Government Street Mid-Cap Fund

Ticker Symbol: GVMCX

Supplement to the Prospectus dated August 1, 2021

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

The Government Street Mid-Cap Fund (the “Fund”) currently has an investment policy that requires it to invest, under normal market conditions, at least 80% of its net assets (including the amount of any borrowings for investment purposes) in common stocks of medium capitalization (“mid-cap”) companies and shares of exchange traded funds (“ETFs”) that invest primarily in common stocks of mid-cap companies (“80% Investment Policy”). In order to enhance the ability of the Fund to seek capital appreciation, effective August 1, 2022, the Fund will no longer be subject to the 80% Investment Policy, and will have the ability to invest in common stocks and ETFs of any market capitalization. However, the Fund will continue to emphasize investments in common stocks of mid-cap companies and shares of ETFs that invest primarily in common stocks of mid-cap companies.

In light of this change to the 80% Investment Policy, the name of the Fund will be changed, effective August 1, 2022, to “The Government Street Opportunities Fund” and the section “What are the Fund’s Principal Investment Strategies?” on page 11 will be deleted in its entirety and replaced with the following:

Risk/Return Summary

What are the Fund’s Principal Investment Strategies?

The Government Street Opportunities Fund’s portfolio emphasizes investment in the common stocks of medium capitalization (“mid-cap”) companies and is typically broadly diversified among companies in a variety of industries and economic sectors. The Fund is governed by an investment philosophy that seeks to reduce the variability of its returns (risk) and to increase its longer-term compounded returns through a diversified investment strategy. The Fund will emphasize investments in common stocks of mid-cap companies and shares of ETFs that invest primarily in common stocks of mid-cap companies, but is not limited to any particular market capitalization.

The process for selecting mid-cap common stocks begins with a list of approximately 450 mid-cap common stocks. The stocks are reviewed for their financial attributes, such as balance sheet quality, earnings history, future prospects and financial ratios (including, but not limited to, debt/equity ratios, return on equity, return on assets and net worth). The list is narrowed to a universe of approximately 400 common stocks. Stocks in this universe are then grouped into either a “growth” or “value” category. Each category (“growth” or “value”) is then sorted into eleven economic sector weightings. These twenty-two categories of stocks serve as the basis for the diversification that is inherent in the portfolio. The Fund will use a similar investment process in selecting common stocks of companies with other market capitalizations.

The Fund may invest in shares of ETFs if the Adviser believes it is advisable to increase the Fund’s exposure to the broad market or to industry sectors without purchasing a large number of individual securities. Such ETFs will typically hold a portfolio of securities designed to track the performance of a particular index or market sector. ETFs differ from traditional mutual funds in that their shares are listed on a securities exchange and can be traded intraday. When the Fund invests in an ETF, Fund shareholders will indirectly pay a proportionate share of the management fee and operating expenses of the ETF, in addition to the Fund’s direct fees and expenses. The Fund may invest up to 25% of its net assets in ETFs.

The Fund may invest in foreign issuers in the form of ADRs or through investments in ETFs that invest primarily in common stocks of foreign companies. ADRs are securities that are generally issued by a U.S. bank to U.S. buyers as a substitute for direct ownership of a foreign security and are traded on U.S. exchanges. ETFs that invest primarily in foreign companies may include regional and/or country specific ETFs. The Fund will invest in foreign issuers when, in the Adviser’s opinion, such investments would be advantageous to the Fund and would help it to achieve its investment objective. The Fund may invest up to 25% of its net assets in foreign issuers.

The Fund may commit up to 20% of its net assets in other investments if the Adviser believes it is advisable to manage the overall risk/return characteristics of the portfolio with broader diversification. These may include investing in fixed income securities (including ETFs) and investing in securities (including ETFs) whose performance is linked to the price of an underlying commodity or commodity index.

The performance of the Fund and its individual securities is monitored on an ongoing basis. To maintain the quality and diversification that is desired, the portfolio is continuously evaluated and re-balanced periodically. A security may be sold when it no longer meets the Adviser’s criteria for investment, when there are more attractive investment opportunities, or when the fundamentals of the issuer’s business or general market conditions have changed.

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Concurrent with the effective date of the above changes, the Fund will add “Large-Cap Risk” and “Small-Cap Risk” disclosures to the Non-Principal Risks section of the Prospectus.

You may obtain copies of the Prospectus and Statement of Additional Information for The Government Street Funds free of charge on the Funds’ website at funddocs.filepoint.com/govstreet, by calling toll-free 1-866-738-1125, or by writing to Shareholder Services, P.O. Box 46707, Cincinnati, Ohio 45246-0707.

Please Retain This Supplement for Future Reference